UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 31, 2005

                             CELERITY SYSTEMS, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                 814-00631                    52-2050585
          --------                 ---------                    ----------
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)

     146 Maryville Pike Suite 201, Knoxville, Tennessee             37920.
     ---------------------------------------------------            ------
          (Address of principal executive offices)                (Zip code)

       Registrant's telephone number, including area code: (865) 539-5300

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

      Effective September 12, 2005, the principal office of Celerity Systems, Inc., a Delaware corporation (the "Corporation") will be located at the following address: 4100 North Fairfax Drive, Suite 1150, Arlington, Virginia 22203-1664. All correspondence to the Corporation should also be sent to this new address.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired.

            Not applicable

      (b)   Pro Forma Financial Information.

            Not applicable

      (c)   Exhibits.

            None.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2005               CELERITY SYSTEMS, INC.

                                    By:    /s/ C. Thomas McMillen
                                           -------------------------------------
                                    Name:  C. Thomas McMillen
                                    Title: President and Chief Executive Officer


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